Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Pennsylvania Power Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), each undersigned officer of each of the Companies does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1)  Each of the  Reports  fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company to which it relates.



                               /s/Anthony J. Alexander
                           -----------------------------------
                                  Anthony J. Alexander
                                 Chief Executive Officer
                                     March 15, 2004



                                /s/Richard H. Marsh
                           -----------------------------------
                                   Richard H. Marsh
                                Chief Financial Officer
                                     March 15, 2004

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